Exhibit 10c(16)






                              AMENDED AND RESTATED



                  SUPPLEMENTAL SENIOR EXECUTIVE RETIREMENT PLAN



                                       OF



                              PROGRESS ENERGY, INC.



                            Effective January 1, 1984



                   (As last amended effective January 1, 2005)



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                                TABLE OF CONTENTS

                                      Page


                                    ARTICLE I

STATEMENT OF PURPOSE.......................................................1


                                   ARTICLE II

DEFINITIONS................................................................2
   2.01       Terms........................................................2
   2.02       Affiliated Company...........................................2
   2.03       Assumed Deferred Vested Pension Benefit......................2
   2.04       Assumed Early Retirement Pension Benefit.....................2
   2.05       Assumed Normal Retirement Pension Benefit....................3
   2.06       Board........................................................3
   2.07       Change in Control............................................3
   2.08       Committee....................................................5
   2.09       Company......................................................5
   2.10       Continuing Director..........................................5
   2.11       Designated Beneficiary.......................................6
   2.12       Early Retirement Date........................................6
   2.13       Eligible Spouse..............................................6
   2.14       Final Average Salary.........................................6
   2.15       Normal Retirement Date.......................................7
   2.16       Participant..................................................7
   2.17       Pension......................................................7
   2.18       Plan.........................................................7
   2.19       Retirement Plan..............................................7
   2.20       Salary.......................................................7
   2.21       Separation from Service......................................8
   2.22       Service......................................................8
   2.23       Social Security Benefit......................................8
   2.24       Spouse's Pension............................................10
   2.25       Target Early Retirement Benefit.............................10
   2.26       Target Normal Retirement Benefit............................10
   2.27       Target Pre-Retirement Death Benefit.........................10
   2.28       Target Severance Benefit....................................10


                                   ARTICLE III

ELIGIBILITY AND PARTICIPATION.............................................10
   3.01       Eligibility.................................................10
   3.02       Date of Participation.......................................11
   3.03       Duration of Participation...................................11

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                                   ARTICLE IV

RETIREMENT BENEFITS.......................................................11
   4.01       Normal Retirement Benefit...................................11
   4.02       Early Retirement Benefit....................................13
   4.03       Surviving Spouse Benefit....................................15
   4.04       Re-employment of Retired Participant........................15


                                    ARTICLE V

PRE-RETIREMENT DEATH BENEFITS.............................................15
   5.01       Eligibility.................................................15
   5.02       Amount......................................................15
   5.03       Alternative Benefit.........................................16
   5.04       Commencement and Duration...................................16


                                   ARTICLE VI

SEVERANCE BENEFITS........................................................16
   6.01       Eligibility.................................................16
   6.02       Amount......................................................17
   6.03       Commencement and Duration...................................17
   6.04       Surviving Spouse Benefit....................................18


                                   ARTICLE VII

ADMINISTRATION............................................................19
   7.01       Committee...................................................19
   7.02       Voting......................................................19
   7.03       Records.....................................................19
   7.04       Liability...................................................20
   7.05       Expenses....................................................20


                                  ARTICLE VIII

AMENDMENT AND TERMINATION.................................................20


                                   ARTICLE IX

MISCELLANEOUS.............................................................21
   9.01       Non-Alienation of Benefits..................................21
   9.02       No Trust, Created...........................................21
   9.03       No Employment Agreement.....................................22
   9.04       Binding Effect..............................................22
   9.05       Suicide.....................................................22
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   9.06       Claims for Benefits.........................................22
   9.07       Entire Plan.................................................23
   9.08       Change in Control...........................................23
   9.09       Acceleration of Payment.....................................23


                                    ARTICLE X

CONSTRUCTION..............................................................24
   10.01      Governing Law...............................................24
   10.02      Gender......................................................24
   10.03      Headings, etc...............................................24
   10.04      Action......................................................24


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                                   ARTICLE I

                              STATEMENT OF PURPOSE

     This Plan is designed and implemented for the purpose of enhancing the earnings and growth of Progress Energy, Inc. (the "Sponsor") by providing to the limited group of senior management employees largely responsible for such earnings and long-term growth deferred compensation in the form of supplemental retirement income benefits, thereby increasing the incentive of such key senior management employees to make the Sponsor and its Affiliated Companies more profitable. The benefits are normally payable to Participants upon retirement or death. The terms of the benefits operate in conjunction with the Participant's benefits payable under the Progress Energy Pension Plan and are designed to supplement such pension plan benefits and provide the Participant with additional financial security upon retirement or death.

     The Plan is intended to constitute a nonqualified deferred compensation plan that complies with the provisions of Section 409A of the Internal Revenue Code of 1986, as amended (the "Code") and an unfunded retirement plan for a select group of management or highly compensated employees within the meaning of Title I of the Employee Retirement Income Security Act of 1974, as amended.

     The Sponsor hereby restates and amends the Plan effective January 1, 2005. The terms of the amended and restated Plan shall govern the payment of any benefits commencing after January 1, 2005. ARTICLE II

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                                   DEFINITIONS

2.01 Terms. Unless otherwise clearly required by the context, the terms used herein shall have the following meaning. Capitalized terms that are not defined below shall have the meaning ascribed to them in the Retirement Plan.

2.02 Affiliated Company. Shall mean any corporation or other entity that is required to be aggregated with the Sponsor pursuant to Section 414(b), (c),
     (m), or (o) of the Code, but only to the extent required.

2.03 Assumed Deferred Vested Pension Benefit. Shall mean the monthly benefit of the deferred vested Pension to commence on his Normal Retirement Date payable in the form of an annuity to which a separated Participant would be entitled under the Retirement Plan, calculated with the following assumptions based on such Participant's marital status at the time benefits hereunder commence:

     (a) In the case of a Participant with an Eligible Spouse, in the form of a 50% Qualified Joint and Survivor Annuity as provided in the Retirement Plan.

     (b) In the case of a Participant without an Eligible Spouse, in the form of a Single Life Annuity as provided in the Retirement Plan.

     (c)  Without  regard  to  any  other  benefit   payment  option  under  the
          Retirement Plan.

2.04 Assumed Early Retirement Pension Benefit. Shall mean the monthly benefit of the normal retirement Pension payable in the form of an annuity to which a Participant would be entitled under the Retirement Plan at his Normal

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     Retirement  Date,  based upon his projected  years of Service at his Normal
     Retirement Date and calculated with the following assumptions based upon his marital status at the time benefits hereunder commence:

     (a) In the case of a Participant with an Eligible Spouse, in the form of a 50% Qualified Joint and Survivor Annuity as provided in the Retirement Plan.

     (b) In the case of a Participant without an Eligible Spouse, in the form of a Single Life Annuity as provided in the Retirement Plan.

     (c)  Without  regard  to  any  other  benefit   payment  option  under  the
          Retirement Plan.

2.05 Assumed Normal Retirement Pension Benefit. Shall mean the monthly benefit of the normal retirement Pension payable in the form of an annuity to which a Participant would be entitled under the Retirement Plan if he retired at his Normal Retirement Date, calculated with the following assumptions based on his marital status at the time benefits hereunder commence:

     (a) In the case of a Participant with an Eligible Spouse, in the form of a 50% Qualified Joint and Survivor Annuity as provided in the Retirement Plan.

     (b) In the case of a Participant without an Eligible Spouse, in the form of a Single Life Annuity as provided in the Retirement Plan.

     (c)  Without  regard  to  any  other  benefit   payment  option  under  the
          Retirement Plan.

2.06 Board. Shall mean the Board of Directors of Sponsor.

2.07 Change in Control. Shall occur on the earliest of the following dates:

     (a) the date any person or group of persons (within the meaning of Section 13(d) or 14(d) of the Securities Exchange Act of 1934), excluding employee benefit plans of the Sponsor, becomes, directly or indirectly, the "beneficial owner" (as defined in Rule 13d-3 promulgated under the Securities Act of 1934) of securities of the

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          Sponsor representing twenty-five percent (25%) or more of the combined voting power of the Sponsor's then outstanding securities (excluding the acquisition of securities of the Sponsor by an entity at least eighty percent (80%) of the outstanding voting securities of which are, directly or indirectly, beneficially owned by the Sponsor); or

     (b) the date of consummation of a tender offer for the ownership of more than fifty percent (50%) of the Sponsor's then outstanding voting securities; or

     (c) the date of consummation of a merger, share exchange or consolidation of the Sponsor with any other corporation or entity regardless of which entity is the survivor, other than a merger, share exchange or consolidation which would result in the voting securities of the Sponsor outstanding immediately prior thereto continuing to represent (either by remaining outstanding or being converted into voting securities of the surviving or acquiring entity) more than sixty percent (60%) of the combined voting power of the voting securities of the Sponsor or such surviving or acquiring entity outstanding immediately after such merger or consolidation; or

     (d) the date, when as a result of a tender offer or exchange offer for the purchase of securities of the Sponsor (other than such an offer by the Sponsor for its own securities), or as a result of a proxy contest, merger, share exchange, consolidation or sale of assets, or as a result of any combination of the foregoing, individuals who are Continuing Directors cease for any reason to constitute at least two-thirds (2/3) of the members of the Board; or

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     (e)  the date the  shareholders  of the Sponsor  approve a plan of complete liquidation or winding-up of the Sponsor or an agreement for the sale or disposition by the Sponsor of all or substantially all of the Sponsor's assets; or

     (f) the date of any event which the Board determines should constitute a Change in Control.

     A Change in Control shall not be deemed to have occurred until a majority of the members of the Board receive written certification from the Committee that such event has occurred. Any determination that such an event has occurred shall, if made in good faith on the basis of information available at that time, be conclusive and binding on the Committee, the Sponsor, the Company, the Participants and their beneficiaries for all purposes of the Plan.

2.08 Committee. Shall mean the Committee on Organization and Compensation of the Board.

2.09 Company. Shall mean Progress Energy, Inc. or any successor to it in the ownership of substantially all of its assets, and each Affiliated Company that, with the consent of the Board adopts the Plan and is included in Appendix A, as in effect from time to time. Appendix A shall set forth any limitations imposed on employees of Affiliated Companies that adopt the Plan, including limitations on "Service," notwithstanding any provision of the Plan to the contrary.

2.10 Continuing Director. Shall mean the members of the Board as of July 10, 2002; provided, however, that any person becoming a Director subsequent to such date whose election or nomination for election was supported by seventy-five percent (75%) or more of the Directors who then comprised Continuing Directors shall be considered to be a Continuing Director.

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2.11 Designated Beneficiary.  Shall mean one or more beneficiaries as designated by a Participant in writing delivered to the Committee. In the event no such written designation is made by a Participant or if such beneficiary shall not be living or in existence at the time for commencement of payment to any Designated Beneficiary under the Plan, the Participant shall be deemed to have designated his estate as such beneficiary.

2.12 Early Retirement Date. Shall mean the date on which a Participant who qualifies for the early retirement benefit of Section 4.02 hereof retires from the employ of the Company and its affiliated entities.

2.13 Eligible Spouse. Shall mean the spouse of a Participant who, under the laws of the State where the marriage was contracted, is deemed married to that Participant on the date on which the payments from this Plan are to begin to the Participant, except that for purposes of Articles V and VI hereof, Eligible Spouse shall mean a person who is married to a Participant for a period of at least one year prior to his death.

2.14 Final Average Salary. Shall mean a Participant's average monthly Salary (as defined in Section 2.20 hereof) during the 36 completed calendar months of highest compensation within the 120-month period immediately preceding the earliest to occur of the Participant's death, Separation from Service, Early Retirement Date, or Normal Retirement Date, whichever is applicable. Provided, however, if a Participant becomes entitled to a benefit hereunder while under a period of long-term disability under the Sponsor's Group Insurance Plan, Final Average Salary shall be determined for the 12 calendar months immediately preceding the commencement of such period of long-term disability. Provided, further, in determining average monthly Salary (i) annual incentives and other similar payments shall be deemed received in twelve (12) equal payments beginning with the eleventh

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     preceding  month and ending with the month in which actual payment is made, and (ii) amounts of compensation deferred under any deferred compensation plan or arrangement shall be deemed received in the months such payments would have been received assuming no deferral had occurred. For years of Service granted under the terms of a written employment agreement as provided under Section 2.22, Salary during each such month is deemed to be zero dollars ($0.00) for purposes of calculating Final Average Salary.

2.15 Normal Retirement Date. Shall mean the first day of the calendar month coinciding with or next following the Participant's 65th birthday.

2.16 Participant. Shall mean an employee of the Company who is eligible and is participating in this Plan in accordance with Article III hereof.

2.17 Pension. Shall mean a level monthly annuity which is payable under the Retirement Plan as of the Benefit Commencement Date if the Participant elected an annuity form of benefit.

2.18 Plan. Shall mean the "Supplemental Senior Executive Retirement Plan of Progress Energy, Inc." as contained herein and as it may be amended from time to time hereafter.

2.19 Retirement Plan. Shall mean the "Progress Energy Pension Plan" (as amended effective January 1, 2002) as it may be amended from time to time thereafter.

2.20 Salary. Shall mean the sum of

     (1)  The annual base compensation paid by the Company to a Participant, and

     (2) annual cash awards made under incentive compensation programs excluding, however, any payment made under the Sponsor's Long-Term Compensation Program or the Sponsor's 1997 and 2002 Equity Incentive Plans, and

     (3) amounts of annual compensation deferred under any deferred compensation plan or arrangement (including, without limitation, the "Executive Deferred Compensation Plan," the "Deferred Compensation Plan for Key Management Employees of Progress Energy, Inc.," the "Progress Energy, Inc. Management Deferred Compensation Plan" and the "Progress Energy 401(k) Savings and Stock Ownership Plan") and which, but for the deferral, would have been reflected in Internal Revenue Service Form W-2.

2.21 Separation from Service. Shall mean the date the Participant leaves the employ of the Company and all affiliated entities other than on account of his death, a period of long-term disability under the Company's long-term disability plan, or retirement at either his Early Retirement Date or upon or after his Normal Retirement Date.

2.22 Service. Shall have the same meaning as "Eligibility Service," determined as provided in Sections 2.02 and 3.01 of the Retirement Plan, plus any additional years of service that may be granted to the Participant in connection with this Plan under the terms of a written employment agreement (or any amendment thereto) entered into between the Company and the Participant.

2.23 Social Security Benefit. Means the monthly amount of benefit which a Participant is or would be entitled to receive at age 65 as a primary insurance amount under the federal Social Security Act, as amended, whether or not he applies for such benefit, and even though he may lose part or all of such benefit through delay in applying for it, by making application prior to age 65 for a reduced benefit, by entering into covered employment, or for any other reason. The amount of such Social Security Benefit to which the Participant is or would be entitled shall be estimated by the Committee for the purposes of this Plan as of the January 1 of the year in which his Separation from Service or retirement occurs on the following basis:

     (a) For a Participant entitled to a normal retirement benefit, on the basis of the federal Social Security Act as in effect on the January 1 coincident with or next preceding his Normal Retirement Date (regardless of any retroactive changes made by legislation enacted after said January 1);

     (b) For a Participant entitled to an early retirement benefit, on the basis of the federal Social Security Act as in effect on the January 1 coincident with or next preceding his Early Retirement Date (regardless of any retroactive change made by legislation enacted after said January 1), assuming that his employment, and Salary in effect at his Early Retirement Date, continued to age 65; or

     (c) For a Participant entitled to a severance benefit, on the basis of the federal Social Security Act as in effect on the January 1 coincident with or next preceding his Separation from Service (regardless of any retroactive change made by legislation enacted after said January 1), assuming that his employment, and Salary in effect at his Separation from Service, continued to age 65. For purposes of the calculations required under paragraphs (a) and (b) above, if a Participant is disabled under a period of long-term disability under the Company's Group Insurance Plan, said Social Security Benefit shall be calculated as if his Salary in effect at the commencement of such period of long-term disability continued to age 65.

2.24 Spouse's Pension. Shall mean the actual monthly benefit payable to an Eligible Spouse under the Retirement Plan, assuming the Eligible Spouse elected a 50% Joint and Survivor Annuity form of benefit.

2.25 Target Early Retirement Benefit. Shall mean an amount equal to a Participant's Final Average Salary determined at his Early Retirement Date multiplied by four percent (4%) for each projected year of Service at his Normal Retirement Date up to a maximum of sixty-two percent (62%).

2.26 Target Normal Retirement Benefit. Shall mean an amount equal to a Participant's Final Average Salary determined at his Normal Retirement Date multiplied by four percent (4%) for each projected year of Service at his Normal Retirement Date up to a maximum of sixty-two percent (62%).

2.27 Target Pre-Retirement Death Benefit. Shall mean an amount equal to a deceased Participant's Final Average Salary determined at his death multiplied by four percent (4%) for each year of Service at his death up to a maximum of sixty-two percent (62%).

2.28 Target Severance Benefit. Shall mean an amount equal to a Participant's Final Average Salary determined at his Separation from Service multiplied by four percent (4%) for each year of Service at his Separation from Service up to a maximum of sixty-two percent (62%).

                                  ARTICLE III

                          ELIGIBILITY AND PARTICIPATION

3.01 Eligibility. Any executive employee of a Company who has served on the Senior Management Committee of the Sponsor and who has been a Senior Vice President or above for a minimum period of three (3) years and who has at least ten (10) years of Service shall be eligible to participate in this Plan.

3.02 Date of Participation. Each executive who is eligible to become a Participant under Section 3.01 shall become a Participant on the first day of the month following the month in which he is first eligible to participate.

3.03 Duration of Participation. Each executive who becomes a Participant shall continue to be a Participant until the termination of his employment with the Company or, if later, the date he is no longer entitled to benefits under this Plan.

                                   ARTICLE IV

                               RETIREMENT BENEFITS

4.01 Normal Retirement Benefit.

     (a) Eligibility. A Participant whose employment with the Company or any Affiliated Company terminates on or after his Normal Retirement Date shall be eligible for the normal retirement benefit described in this
          Section 4.01.

     (b) Amount and Form. The monthly payment hereunder shall be in the form of a Single Life Annuity if the Participant has no Eligible Spouse and in the form of a 50% Qualified Joint and Survivor Annuity if the Participant has an Eligible Spouse. The eligible Participant's normal retirement benefit shall be a monthly amount equal to his Target Normal Retirement Benefit reduced by the sum of (1) his Assumed Normal Retirement Pension Benefit and (2) his Social Security Benefit.

     (c) Commencement and Duration. Monthly normal retirement benefit payments shall commence as of the first day of the calendar month next following the retirement of the Participant or as soon thereafter as practicable, and shall continue in monthly installments thereafter ending with a payment for the month in which such eligible Participant's death occurs, unless the benefit is being paid in the form of a Qualified Joint and Survivor Annuity, in which case the survivor benefit shall be paid to the Eligible Spouse, if living, for his or her life. If at the time of commencement of payment such eligible Participant does not have an Eligible Spouse the monthly benefit payments shall be guaranteed for one hundred twenty (120) monthly payments with any such guaranteed payments remaining at such Participant's death payable to his Designated Beneficiary.

     (d) Key Employees. Notwithstanding the foregoing, payments with respect to a Participant who is a key employee (as defined in Section 416(i) of the Code but determined without regard to the 50 employee limit on the number of officers treated as key employees) shall not begin earlier than six months after the date of termination of the Participant (or, if earlier, the date of death). In the event payments to the Participant under this Plan shall be delayed for six months following the termination of the Participant as provided in this paragraph (d), the Participant (if then living) shall receive a lump sum payment as of the first day of the seventh month following the termination of employment in an amount equal to six times the monthly payment due to the Participant under this Plan, plus the monthly payment then due to the Participant. If the Participant dies following termination of employment but prior to the commencement of payments under this paragraph (d), the Participant's surviving Eligible Spouse, if any, or Designated Beneficiary shall be entitled to receive the same death benefit payable in the event the Participant had commenced receiving benefit payments as of the first day of the month prior to his death.

4.02 Early Retirement Benefit.

     (a) Eligibility. A Participant whose employment with the Company or any Affiliated Company terminates upon or after his attainment of age fifty-five (55) with at least fifteen (15) years of Service (except for purposes of calculating benefits payable under Article V. PRE-RETIREMENT DEATH BENEFITS and Article VI. SEVERANCE BENEFITS, as applicable) but prior to his Normal Retirement Date, shall be eligible for the early retirement benefit described in this Section 4.02.

     (b) Amount and Form. The monthly payment hereunder shall be in the form of a Single Life Annuity if the Participant has no Eligible Spouse and in the form of a 50% Qualified Joint and Survivor Annuity if the Participant has an Eligible Spouse. The eligible Participant's early retirement benefit shall be a monthly amount equal to his Target Early Retirement Benefit reduced by the sum of (1) his Assumed Early
          Retirement Pension Benefit and (2) his Social Security Benefit; provided, however, such benefit will be reduced, where applicable, by the following:

          (i) The amount of 2.5% for each year that such benefit is received prior to his Normal Retirement Date, and

          (ii) If such eligible Participant's projected years of Service at his Normal Retirement Date are less than fifteen (15), his Target Early Retirement Benefit and his Assumed Early Retirement Pension Benefit shall be calculated based upon his actual years of Service at his Early Retirement Date rather than upon his projected years of Service at his Normal Retirement Date.

     (c) Commencement and Duration. Monthly early retirement benefit payments shall commence as of the first day of the calendar month next following the retirement of the Participant or as soon thereafter as practicable, and shall continue in monthly installments thereafter ending with a payment for the month in which such eligible Participant's death occurs, unless the benefit is being paid in the form of a Qualified Joint and Survivor Annuity, in which case the survivor benefit shall be paid to the Eligible Spouse, if living, for his or her life. If at the time of commencement of payment such eligible Participant does not have an Eligible Spouse, the monthly benefit payments shall be guaranteed for one hundred twenty (120) monthly payments with any such guaranteed payments remaining at such Participant's death payable to his Designated Beneficiary.

     (d) Key Employees. Notwithstanding the foregoing, payments with respect to a Participant who is a key employee (as defined in Section 416(i) of the Code but determined without regard to the 50 employee limit on the number of officers treated as key employees) shall not begin earlier than six months after the date of termination of the Participant (or, if earlier, the date of death). In the event payments to the Participant under this Plan shall be delayed for six months following the termination of the Participant as provided in this paragraph (d), the Participant (if then living) shall receive a lump sum payment as of the first day of the seventh month following the termination of employment in an amount equal to six times the monthly payment due to the Participant under this Plan, plus the monthly payment then due to the Participant. If the Participant dies following termination of employment but prior to the commencement of payments under this paragraph (d), the Participant's surviving Eligible Spouse, if any, or Designated Beneficiary shall be entitled to receive the same death benefit payable in the event the Participant had commenced receiving benefit payments as of the first day of the month prior to his death.

4.03 Surviving Spouse Benefit. The surviving Eligible Spouse of a Participant who is entitled to receive a Qualified Joint and Survivor Benefit as a normal retirement benefit or as an early retirement benefit shall be eligible for the surviving spouse benefit upon the death of the Participant for the duration of the Eligible Spouse's life.

4.04 Re-employment of Retired Participant. A retired Participant receiving or eligible to receive the retirement benefits described in Sections 4.01 and
     4.02 hereof who is reemployed by the Company shall be ineligible to again participate in this Plan.

                                   ARTICLE V

                          PRE-RETIREMENT DEATH BENEFITS

5.01 Eligibility. A Participant's surviving Eligible Spouse shall be eligible for the pre- retirement death benefit as described in this Article V if such Participant dies while in the employ of the Company with 10 or more years of Service.

5.02 Amount. Such surviving Eligible Spouse shall be entitled to a monthly pre-retirement death benefit payable in the form of an annuity in an amount equal to the difference, if any, between (a) forty percent (40%) of the Target Pre-Retirement Death Benefit and (b) the Spouse's Pension.

5.03 Alternative Benefit. If greater than the monthly benefit of Section 5.02 hereof, the surviving Eligible Spouse of a Participant who dies while in the employ of the Company after attaining age fifty-five (55) with fifteen
     (15) years of Service shall be entitled to a monthly pre-retirement death benefit equal to fifty percent (50%) of the early retirement benefit the Participant would have been entitled to receive under Section 4.02 hereof (calculated using both reductions, where applicable, in subsections 4.02(b)(i) and 4.02(b)(ii)) as if he had retired immediately prior to his death with the recommendation of the Chief Executive Officer and approval of the Committee.

5.04 Commencement and Duration. The surviving Eligible Spouse's monthly pre-retirement death benefit payments shall commence in the month following the Participant's death and shall be paid in monthly installments thereafter ending with a payment for the month in which such surviving Eligible Spouse's death occurs.

                                   ARTICLE VI

                               SEVERANCE BENEFITS

6.01 Eligibility. Upon his Separation from Service from the Company or any Affiliated Company, a Participant who has completed ten (10) or more years of Service but is not eligible for a retirement benefit under Article IV shall be eligible for one of the severance benefits described in this
     Article VI.

6.02 Amount.

     (a) If at Separation from Service such eligible Participant is not entitled to a deferred vested Pension pursuant to Section 5.03 of the Retirement Plan or an early retirement Pension pursuant to Section
          5.02 of the Retirement Plan, his severance benefit shall be a monthly amount equal to his Target Severance Benefit reduced by his Social Security Benefit.

     (b) If at Separation from Service such eligible Participant is entitled to a deferred vested Pension pursuant to Section 5.03 of the Retirement Plan, his severance benefit shall be a monthly amount equal to his Target Severance Benefit reduced by the sum of (1) his Assumed Deferred Vested Pension Benefit and (2) his Social Security Benefit.

     (c) If at his Separation from Service such eligible Participant is entitled to an early retirement Pension pursuant to Section 5.02 of the Retirement Plan, his severance benefit shall be a monthly amount equal to his Target Severance Benefit reduced by the sum of (1) his Assumed Early Retirement Pension Benefit and (2) his Social Security Benefit; provided, however, such Assumed Early Retirement Pension Benefit shall be calculated based upon his actual years of Service at his Separation from Service rather than upon his projected years of Service at his Normal Retirement Date.

6.03 Commencement and Duration.

     (a) General. Monthly severance benefit payments shall commence as of the eligible Participant's Normal Retirement Date and shall continue in monthly installments thereafter ending with a payment for the month in which such eligible Participant's death occurs.

     (b) Key Employees. Notwithstanding the foregoing, payments with respect to a Participant who is a key employee (as defined in Section 416(i) of the Code but determined without regard to the 50 employee limit on the number of officers treated as key employees) shall not begin earlier than six months after the date of termination of the Participant (or, if earlier, the date of death). In the event payments to the Participant under this Plan shall be delayed for six months following the termination of the Participant as provided in this paragraph (b), the Participant (if then living) shall receive a lump sum payment as of the first day of the seventh month following the termination of employment in an amount equal to six times the monthly payment due to the Participant under this Plan, in addition to the monthly payment then due to the Participant. If the Participant dies following termination of employment but prior to the commencement of payments under this paragraph (b), the Participant's surviving Eligible Spouse, if any, shall be eligible for the surviving spouse benefit provided in
          Section 6.04.

6.04 Surviving Spouse Benefit.

     (a) Eligibility. The surviving Eligible Spouse of a Participant who is receiving or who dies after attaining age fifty-five (55) entitled to receive a severance benefit hereunder shall be eligible for the surviving spouse benefit described in this Section 6.04.

     (b) Benefit Amount. Such surviving Eligible Spouse shall be entitled to a monthly surviving spouse benefit in an amount equal to fifty percent (50%) of the severance benefit which the deceased Participant was receiving or entitled to receive at his Normal Retirement Date under either Section 6.02(a) or 6.02(b) hereof on the day before his death.

     (c) Commencement and Duration. The monthly surviving spouse benefit payment shall commence in the month following the Participant's death and shall be paid in monthly installments thereafter ending with a payment for the month in which such surviving Eligible Spouse's death occurs.

                                  ARTICLE VII

                                 ADMINISTRATION

7.01 Committee. This Plan shall be administered by the Committee. The Committee shall have all powers necessary to enable it to carry out its duties in the administration of the Plan. Not in limitation, but in application of the foregoing, the Committee shall have the duty and power to determine all questions that may arise hereunder as to the status and rights of Participants in the Plan.

7.02 Voting. The Committee shall act by a majority of the number then constituting the Committee, and such action may be taken either by vote at a meeting or in writing, without a meeting.

7.03 Records. The Committee shall keep a complete record of all its proceedings and all data relating to the administration of the Plan. The Committee shall select one of its members as a Chairman. The Committee shall appoint a Secretary to keep minutes of its meetings and the Secretary may or may not be a member of the Committee. The Committee shall make such rules and regulations for the conduct of its business as it shall deem advisable.

7.04 Liability. To the extent permitted by law, no member of the Committee shall be liable to any person for any action taken or omitted in connection with the interpretation and administration of this Plan unless attributable to his own gross negligence or willful misconduct. The Sponsor shall indemnify the members of the Committee against any and all claims, losses, damages, expenses, including counsel fees, incurred by them, and any liability, including any amounts paid in settlement with their approval, arising from their action or failure to act, except when the same is judicially determined to be attributable to their gross negligence or willful misconduct.

7.05 Expenses. The cost of payments from this Plan and the expenses of administering the Plan shall borne by each Company with respect to its own employees.

                                  ARTICLE VIII

                            AMENDMENT AND TERMINATION

     The Sponsor reserves the right, at any time or from time to time, by action of its Board, to modify or amend in whole or in part any or all provisions of the Plan. In addition, the Sponsor reserves the right by action of its Board to terminate the Plan in whole or in part. Provided, however, any such
modification,   amendment  or  termination   shall  not  in  any  way  affect  a
Participant's accrued benefit or the right to payment thereof under the provisions of the Plan as in effect immediately prior to such amendment or termination. Notwithstanding the foregoing, the Plan may be terminated and benefits distributed to Participants within twelve months of a "change in control" as defined for purposes of Section 409A of the Code.

                                   ARTICLE IX

                                  MISCELLANEOUS

9.01 Non-Alienation of Benefits. No right or benefit under the Plan shall be subject to anticipation, alienation, sale, assignment, pledge, encumbrance, or charge, and any attempt to anticipate, alienate, sell, assign, pledge, encumber, or charge any right or benefit under the Plan shall be void. No right or benefit hereunder shall in any manner be liable for or subject to the debts, contracts, liabilities or torts of the person entitled to such benefits. If the Participant or Eligible Spouse shall become bankrupt, or attempt to anticipate, alienate, sell, assign, pledge, encumber, or charge any right hereunder, then such right or benefit shall, in the discretion of the Committee, cease and terminate, and in such event, the Committee may hold or apply the same or any part thereof for the benefit of the Participant or his spouse, children, or other dependents, or any of them, in such manner and in such amounts and proportions as the Committee may deem proper.

9.02 No Trust, Created. The obligations of the Sponsor and each Company to make payments hereunder shall constitute a liability of the Sponsor and each Company, as the case may be, to a Participant. Such payments shall be made from the general funds of the Sponsor or a Company, and the Sponsor or a Company shall not be required to establish or maintain any special or separate fund, or purchase or acquire life insurance on a Participant's life, or otherwise to segregate assets to assure that such payment shall be made, and neither a Participant nor Eligible Spouse shall have any interest in any particular asset of the Sponsor or a Company by reason of its obligations hereunder. Nothing contained in the Plan shall create or be construed as creating a trust of any kind or any other fiduciary relationship between the Sponsor, a Company and a Participant or any other person.

9.03 No Employment Agreement. Neither the execution of this Plan nor any action taken by the Sponsor or a Company pursuant to this Plan shall be held or construed to confer on a Participant any legal right to be continued as an employee of the Sponsor or a Company in an executive position or in any other capacity whatsoever. This Plan shall not be deemed to constitute a contract of employment between the Sponsor or a Company and a Participant, nor shall any provision herein restrict the right of any Participant to terminate his employment with the Sponsor or a Company.

9.04 Binding Effect. Obligations incurred by the Sponsor or a Company pursuant to this Plan shall be binding upon and inure to the benefit of the Sponsor or a Company, its successors and assigns, and the Participant or his Eligible Spouse.

9.05 Suicide. No benefit shall be payable under the Plan to a Participant or Eligible Spouse where such Participant dies as a result of suicide within two (2) years of his commencement of participation herein.

9.06 Claims for Benefits. Each Participant or Eligible Spouse must claim any benefit to which he is entitled under this Plan by a written notification to the Committee. If a claim is denied, it must be denied within a reasonable period of time, and be contained in a written notice stating the following:

          A.   The specific reason for the denial.

          B. Specific reference to the Plan provision on which the denial is based.

          C. Description of additional information necessary for the claimant to present his claim, if any, and an explanation of why such material is necessary.

          D.   An explanation of the Plan's claims review procedure.

          The claimant will have 60 days to request a review of the denial by the Committee, which will provide a full and fair review. The request for review must be in writing delivered to the Committee. The claimant may review pertinent documents, and he may submit issues and comments in writing. The decision by the Committee with respect to the review must be given within 60 days after receipt of the request, unless special circumstances require an extension (such as for a hearing). In no event shall the decision be delayed beyond 120 days after receipt of the request for review. The decision shall be written in a manner calculated to be understood by the claimant, and it shall include specific reasons and refer to specific Plan provisions as to its effect.

9.07 Entire Plan. This document and any amendments contain all the terms and provisions of the Plan and shall constitute the entire Plan, any other alleged terms or provisions being of no effect.

9.08 Change in Control. In the event of a Change in Control, the Sponsor shall irrevocably set aside funds in one or more grantor trusts in an amount that is sufficient to pay each Participant (or Designated Beneficiary) the amount of benefits accrued under the Plan as of the date of the Change in Control. Any such trust shall be subject to the claims of the general creditors of the Company in the event of the bankruptcy or insolvency of the Company.

9.09 Acceleration of Payment. The acceleration of the time or schedule of any payment due under the Plan is prohibited except as provided in regulations and administrative guidance provided under Section 409A of the Code. It is not an acceleration of the time or schedule of payment if the Company waives or accelerates the vesting requirements applicable to a benefit under the Plan.

                                   ARTICLE X

                                  CONSTRUCTION

10.01Governing Law. This Plan shall be construed and governed in accordance with the laws of the State of North Carolina, to the extent not preempted by Federal Law. The Plan shall be construed in a manner that is consistent with the requirements of Section 409A of the Code and any regulations thereunder.

10.02Gender. The masculine gender, where appearing in the Plan, shall be deemed to include the feminine gender, and the singular may include the plural, unless the context clearly indicates to the contrary.

10.03Headings, etc. The cover page of this Plan, the Table of Contents and all headings used in this Plan are for convenience of reference only and are not part of the substance of this Plan.

10.04Action. Any action under this Plan required or permitted by the Sponsor shall be by action of its Board or its duly authorized designee.

                                   APPENDIX A

     Progress Energy Florida, Inc. (non-bargaining employees) ("PEF"); provided that for all purposes of the Plan, Service for an employee of PEF on December 31, 2001 (as defined in Section 2.21) shall include employment only with PEF (or another adopting Company) on or after January 1, 2002; and further provided that the accrued benefit calculated under Sections 2.03, 2.04 and 2.05 shall not include the "Accrued Benefit" under Supplement B, Paragraph B-2(a) of the Retirement Plan, attributable to the FPC Plan.

     Progress Fuels Corporation (corporate employees) ("PFC"); provided that for all purposes of the Plan, Service for an employee of PFC on December 31, 2001 (as defined in Section 2.21) shall include employment only with PFC (or another adopting Company) on or after January 1, 2002; and further provided that the accrued benefit calculated under Sections 2.03, 2.04 and 2.05 shall not include the "Accrued Benefit" under Supplement B, Paragraph B-2(a) of the Retirement Plan, attributable to the FPC Plan.

     Progress Energy Carolinas, Inc.

     Progress Energy Service Company, LLC

     Progress Energy Ventures, Inc.